Delaware Pooled® Trust

The Emerging Markets Portfolio
(the "Portfolio")
Supplement to the Portfolio’s Prospectus and Statement of Additional Information
dated February 28, 2012

Effective April 25, 2013 (the “Effective Date”), Robert Akester will no longer serve as one of the Portfolio’s portfolio managers.

Prospectus:
Until the Effective Date, the following information replaces the information under “Who manages the Portfolio?” in the summary section of the Portfolio’s Prospectus:

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser
Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment	Start date on the
	Partners Ltd.	Portfolio
Robert Akester	Senior Portfolio Manager	April 1997
Ginny Chong	Senior Portfolio Manager	February 2012
Clive A. Gillmore	Chief Executive Officer	April 1997
Andrew Miller	Senior Portfolio Manager	February 2012

Until the Effective Date, the following information is included in the “Management of the Trust – Portfolio Managers” section of the Prospectus:

Robert Akester
Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
A graduate of University College, London, Mr. Akester joined Mondrian in 1996. Prior to joining Mondrian he was a Director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. Mr. Akester is an Associate of the Institute of Actuaries and holder of its Certificate in Finance and Investment. He has nearly 40 years of investment experience, including over 30 years of involvement in emerging markets. Mr. Akester is a senior Portfolio Manager in the Emerging Markets Portfolio Team.

Statement of additional information:
Until the Effective Date, the following information is added to the chart under “Portfolio Managers – Mondrian” in the Statement of Additional Information:

Portfolio Manager	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Robert Akester
Registered Investment Companies	1	$83M	0	$0M
Other Pooled Investment Vehicles	2	$2,086M	0	$0M
Other Accounts	6	$2,400M	0	$0M

*     *     *

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2013.

DELAWARE POOLED® TRUST

F E B R U A R Y 2 8, 2 0 1 3	U.S. EQUITIES
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio

INTERNATIONAL EQUITIES
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II

U.S. FIXED INCOME
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Delaware Pooled® Trust

Prospectus February 28, 2013

This Prospectus offers 12 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net worth individuals. Delaware Pooled Trust (Trust) is designed to meet the investment needs of discerning institutional investors and high net worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED	FIXED INCOME ORIENTED
The Large-Cap Growth Equity Portfolio	The Core Focus Fixed Income Portfolio
The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Core Plus Fixed Income Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II

Portfolio summary:	The Large-Cap Growth
Equity Portfolio

What is the Portfolio’s investment objective?

The Large-Cap Growth Equity Portfolio seeks capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.55%
	Distribution and service (12b-1) fees	none
	Other expenses	0.10%
	Total annual portfolio operating expenses	0.65%
	Fee waivers and expense reimbursements	(0.00%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.65%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$66
	3 years	$208
	5 years	$362
	10 years	$810

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.65% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. The waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $392.8 million to approximately $427.7 billion as of January 31, 2013, the Portfolio will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, we seek to select securities of companies that have large market opportunities. Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

1

What are the Portfolio’s principal investment strategies? (continued)

Although we tend to hold a relatively focused portfolio of between 25 and 40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other securities, including preferred stock, real estate investment trusts (REITs), warrants, equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment company securities, futures, and options. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Real estate industry risk

This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Futures and options risk

The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

2

How has The Large-Cap Growth Equity Portfolio performed?
Year-by-year total return (The Large-Cap Growth Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio’s highest quarterly return was 16.08% for the quarter ended March 31, 2012 and its lowest quarterly return was -22.25% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2012
The Large-Cap Growth Equity Portfolio	1 year	5 years	Lifetime (11/1/05-12/31/12)
Return before taxes	16.51%	3.15%	4.86%
Return after taxes on distributions	16.43%	3.09%	4.80%
Return after taxes on distributions and sale of Portfolio shares	10.84%	2.69%	4.21%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.25%	3.12%	5.61%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	November 2005
Christopher M. Erickson, CFA	Vice President, Portfolio Manager, Equity Analyst	November 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	November 2005
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer – Focus Growth Equity	November 2005

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

3

Portfolio summary:	The Large-Cap Value
Equity Portfolio

What is the Portfolio’s investment objective?

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.55%
	Distribution and service (12b-1) fees	none
	Other expenses	0.54%
	Total annual portfolio operating expenses	1.09%
	Fee waivers and expense reimbursements	(0.39%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.70%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$72
	3 years	$308
	5 years	$563
	10 years	$1,294

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.70% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. The waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. We follow a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earning prospects and dividend yield; the financial condition of the issuer; and various qualitative factors. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company’s plans for future operations on a selective basis.

Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of large-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, we may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

4

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Large-Cap Value Equity Portfolio performed?
Year-by-year total return (The Large-Cap Value Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio’s highest quarterly return was 17.91% for the quarter ended June 30, 2003 and its lowest quarterly return was –13.21% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2012
The Large-Cap Value Equity Portfolio	1 year	5 years	10 years
Return before taxes	15.32%	3.16%	7.52%
Return after taxes on distributions	14.98%	2.77%	7.02%
Return after taxes on distributions and sale of Portfolio shares	10.43%	2.62%	6.56%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	17.51%	0.59%	7.38%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

5

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager	October 2006
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	April 2006
D. Tysen Nutt, Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value	April 2006
Robert A. Vogel, Jr., CFA	Vice President, Senior Portfolio Manager	April 2006

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

6

Portfolio summary:	The Focus Smid-Cap Growth
Equity Portfolio

What is the Portfolio’s investment objective?

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.19%
	Total annual portfolio operating expenses	0.94%
	Fee waivers and expense reimbursements	(0.02%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.92%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$94
	3 years	$298
	5 years	$518
	10 years	$1,153

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.92% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. The waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small-and mid-capitalization companies (80% policy). The Portfolio’s 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. For purposes of this Portfolio, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management. As of January 31, 2013, the Russell 2000 Growth Index had a market capitalization range between $33.1 million and $5.3 billion, and the Russell Midcap Growth Index had a market capitalization range between $392.8 million and $40.5 billion. The market capitalization range for the indices listed above will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small and mid-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

7

What are the Portfolio’s principal investment strategies? (continued)

Using a bottom-up approach, we seek to select securities of companies that have large market opportunities. Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

The Portfolio generally holds 25 to 30 stocks, although from time to time the Portfolio may hold fewer or more names depending on our assessment of the investment opportunities available. In addition, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Portfolio if it were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may engage in options and futures transactions. In addition, the Portfolio may invest up to 20% of its assets in foreign securities, which may include GDRs and, without limitation, in sponsored and unsponsored ADRs that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of stocks risk

The possibility that a single security’s increase or decrease in value may have a greater impact on the fund’s value and total return because the fund may hold larger positions in fewer securities than other funds.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss that a fund gains from using the strategy.

8

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Focus Smid-Cap Growth Equity Portfolio performed?
Year-by-year total return (The Focus Smid-Cap Growth Equity Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Focus Smid-Cap Growth Equity Portfolio’s highest quarterly return was 27.04% for the quarter ended June 30, 2009 and its lowest quarterly return was -24.94% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2012
The Focus Smid-Cap Growth Equity Portfolio	1 year	5 years	Lifetime (12/1/03-12/31/12)
Return before taxes	10.65%	11.09%	8.84%
Return after taxes on distributions	10.42%	10.98%	8.45%
Return after taxes on distributions and sale of Portfolio shares	7.23%	9.67%	7.63%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)	16.13%	4.07%	7.10%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

9

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	December 2005
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	December 2005

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

10

Portfolio summary:	The Real Estate Investment Trust Portfolio II

What are the Portfolio’s investment objectives?

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	1.01%
	Total annual portfolio operating expenses	1.76%
	Fee waivers and expense reimbursements	(0.81%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.95%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$97
	3 years	$475
	5 years	$878
	10 years	$2,006

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.95% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940, as amended (1940 Act), which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in REITs (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

11

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio also invests in equity securities of real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio’s investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored ADRs actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks, and enter into closing transactions with respect to those activities. These activities will be entered into to facilitate the Portfolio’s ability to quickly deploy into the stock market the Portfolio’s positions in cash, short-term debt securities, and other money market instruments, at times when the Portfolio’s assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 10% of its total assets in cash or such short-term investments. All of these short-term investments will be in U.S. government securities or instruments of the highest quality as determined by a nationally recognized statistical rating organization (NRSRO) (for example, AAA by Standard & Poor’s (S&P) or Aaa by Moody’s Investors Service, Inc. (Moody’s)) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objectives.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Real estate industry risk	This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.
Nondiversification risk	A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

12

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Real Estate Investment Trust Portfolio II performed?
Year-by-year total return (The Real Estate Investment Trust Portfolio II)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II’s highest quarterly return was 29.36% for the quarter ended September 30, 2009 and its lowest quarterly return was -36.15% for the quarter ended December 31, 2008.

13

How has The Real Estate Investment Trust Portfolio II performed? (continued)

Average annual returns for periods ended December 31, 2012
The Real Estate Investment Trust Portfolio II	1 year	5 years	10 years
Return before taxes	16.50%	5.33%	10.73%
Return after taxes on distributions	15.91%	4.37%	7.49%
Return after taxes on distributions and sale of Portfolio shares	10.72%	3.92%	8.41%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	18.06%	5.45%	11.63%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

14

Portfolio summary: The Select 20 Portfolio

What is the Portfolio’s investment objective?

The Select 20 Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.12%
	Total annual portfolio operating expenses	0.87%
	Less fee waivers and expense reimbursements1	(0.00%	)1
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.87%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$89
	3 years	$278
	5 years	$482
	10 years	$1,073

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.89% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio seeks to achieve its objective by investing in a portfolio of 20 securities. The Portfolio will invest in no fewer than 15 and no more than 25 equity securities. The Portfolio is considered “nondiversified” as defined in the 1940 Act, which means that it may invest in a smaller number of issuers than a diversified mutual fund.

We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom-up approach, we seek to select securities of companies that have large market opportunities. Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management plans for capital allocation, and the company’s shareholder orientation.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. Specifically, we look for structural changes in the economy, industry, or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Portfolio’s investment goals.

15

What are the Portfolio’s principal investment strategies? (continued)

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom-up approach, we look for companies that:

  have attractive end market potential or dominance of a profitable niche market, dominant business models, and strong cash flow generation;

  demonstrate operational and scale efficiencies;

  have demonstrated expertise for capital allocation; or

  have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small-, medium-, and large-size companies.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of stocks risk

The possibility that a single security’s increase or decrease in value may have a greater impact on the fund’s value and total return because the fund may hold larger positions in fewer securities than other funds.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Nondiversification risk

A nondiversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

16

How has The Select 20 Portfolio performed?
Year-by-year total return (The Select 20 Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

On February 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities. The performance prior to February 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

During the periods illustrated in this bar chart, The Select 20 Portfolio’s highest quarterly return was 20.98% for the quarter ended June 30, 2003 and its lowest quarterly return was -21.91% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2012
The Select 20 Portfolio	1 year	5 years	10 years
Return before taxes	14.10%	5.35%	8.52%
Return after taxes on distributions	13.81%	5.29%	8.49%
Return after taxes on distributions and sale of Portfolio shares	9.57%	4.61%	7.57%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	15.21%	3.15%	7.69%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer – Focus Growth Equity	September 2005

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediations

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

17

Portfolio summary: The International Equity Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?

The International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.12%
	Total annual portfolio operating expenses	0.87%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and assumes that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$89
	3 years	$278
	5 years	$482
	10 years	$1,073

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor (Sub-advisor), are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the euro), or may invest in short-term debt securities or other money market instruments. Except when the Sub-advisor believes a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

The Sub-advisor’s approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Sub-advisor considers movement in the price of individual securities, and the impact of currency adjustment on a U.S.-domiciled, dollar-based investor. The Sub-advisor also conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. The Sub-advisor’s approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

18

What are the Portfolio’s principal investment strategies? (continued)

In an international portfolio, currency returns can be an integral component of an investment’s total return. The Sub-advisor will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and the Sub-advisor uses a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in the Sub-advisor’s opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Foreign government/supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

19

What are the principal risks of investing in the Portfolio? (continued)
Risk	Definition
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The International Equity Portfolio performed?
Year-by-year total return (The International Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The International Equity Portfolio’s highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -17.17% for the quarter ended March 31, 2009.

	Average annual returns for periods ended December 31, 2012
The International Equity Portfolio	1 year	5 years	10 years
Return before taxes	9.53%	-3.72%	8.80%
Return after taxes on distributions	8.67%	-4.94%	7.59%
Return after taxes on distributions and sale of Portfolio shares	6.89%	-3.42%	7.67%
MSCI EAFE Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	17.90%	-3.22%	8.70%
MSCI EAFE Index (net returns) (reflects no deduction for fees or expenses)	17.31%	-3.69%	8.21%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

20

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Elizabeth A. Desmond	Director/Chief Investment Officer, International Equities	October 1999
Clive A. Gillmore	Chief Executive Officer	October 1999
Nigel G. May	Deputy Chief Executive Officer	January 2001
Melissa J.A. Platt, CFA	Portfolio Manager	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

21

Portfolio summary:	The Labor Select International Equity Portfolio

What is the Portfolio’s investment objective?

The Labor Select International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.75%
	Distribution and service (12b-1) fees	none
	Other expenses	0.12%
	Total annual portfolio operating expenses	0.87%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$89
	3 years	$278
	5 years	$482
	10 years	$1,073

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor (Sub-advisor), are undervalued at the time of purchase based on the rigorous fundamental analysis that the Sub-advisor employs. In addition to following these quantitative guidelines, the Sub-advisor will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

In selecting portfolio securities, the Sub-advisor emphasizes strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred shares. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

22

What are the Portfolio’s principal investment strategies? (continued)

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in the Sub-advisor’s opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

The Sub-advisor’s approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the Sub-advisor identifies those stocks which it believes will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a U.S.-domiciled, dollar-based investor, and the investment guidelines described below. The Sub-advisor conducts extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. The Sub-advisor’s approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing the Sub-advisor’s quantitative approach to stock selection, the Sub-advisor also attempts to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the MSCI EAFE (Europe, Australasia, and Far East) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in this Index include, among others, Japan, the United Kingdom, Germany, France, and the Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that the Sub-advisor perceives as enjoying favorable relations with the United States. Pursuant to the Portfolio’s issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in the Sub-advisor’s opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of noncompliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that the Sub-advisor will utilize in selecting securities will vary over time, and will be solely in the Sub-advisor’s discretion.

The Sub-advisor does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Sub-advisor may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and the Sub-advisor uses a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry out hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

23

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Labor Select International Equity Portfolio performed?

Year-by-year total return (The Labor Select International Equity Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio’s highest quarterly return was 22.54% for the quarter ended June 30, 2003 and its lowest quarterly return was -17.66% for the quarter ended March 31, 2009.

24

How has The Labor Select International Equity Portfolio performed? (continued)

	Average annual returns for periods ended December 31, 2012
The Labor Select International Equity Portfolio	1 year	5 years	10 years
Return before taxes	7.82%	-4.11%	8.40%
Return after taxes on distributions	7.08%	-4.90%	7.40%
Return after taxes on distributions and sale of Portfolio shares	5.57%	-3.62%	7.40%
MSCI EAFE Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	17.90%	-3.22%	8.70%
MSCI EAFE Index (net returns) (reflects no deduction for fees or expenses)	17.31%	-3.69%	8.21%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Nigel Bliss	Senior Portfolio Manager	October 2002
Clive A. Gillmore	Chief Executive Officer	December 1995
Melissa J.A. Platt, CFA	Portfolio Manager	February 2012
Bilgin Soylu, CFA	Portfolio Manager	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

25

Portfolio summary: The Emerging Markets Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?

The Emerging Markets Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)	Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
	Purchase reimbursement fees[1]	0.55%
	Redemption reimbursement fees[1]	0.55%
Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.00%
	Distribution and service (12b-1) fees	none
	Other expenses	0.20%
	Total annual portfolio operating expenses	1.20%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$233
	3 years	$495
	5 years	$777
	10 years	$1,581

1 The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain nontraditional equity securities, and warrants. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

26

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio considers an “emerging country” to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as developing. In addition, any country that is included in the International Finance Corporation Free Index or MSCI Emerging Markets Index will be considered to be an “emerging country.” There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand, and nations located in Western Europe.

The Portfolio will focus its investments in those emerging countries where the Portfolio’s sub-advisor, Mondrian Investment Partners Limited (Sub-advisor), considers the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in the Sub-advisor’s opinion, involve unacceptable political risks. The Sub-advisor believes that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic, or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, the Sub-advisor will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions. The Sub-advisor currently anticipates that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Ukraine, Venezuela, Vietnam, and Zimbabwe. As markets in other emerging countries develop, the Sub-advisor expects to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, the Sub-advisor considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. The Sub-advisor will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio’s net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities, or political subdivisions, all of which may be high yield, high-risk fixed income securities rated lower than BBB- by S&P and Baa3 by Moody’s or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in zero-coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency considerations carry a special risk for a portfolio of international securities. The Sub-advisor uses a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

27

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates	Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.
Market risk	The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.
Foreign government/supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk	Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).
High yield risk	The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

28

How has The Emerging Markets Portfolio performed?
Year-by-year total return (The Emerging Markets Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Emerging Markets Portfolio’s highest quarterly return was 32.73% for the quarter ended June 30, 2009 and its lowest quarterly return was -25.15% for the quarter ended December 31, 2008.

	Average annual returns for periods ended December 31, 2012
The Emerging Markets Portfolio	1 year	5 years	10 years
Return before taxes	21.94%	3.22%	18.73%
Return after taxes on distributions	21.45%	2.09%	16.42%
Return after taxes on distributions and sale of Portfolio shares	15.35%	2.50%	16.26%
MSCI Emerging Markets Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	18.63%	-0.61%	16.89%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees or expenses)	18.22%	-0.92%	16.52%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Ginny Chong, CFA	Senior Portfolio Manager	February 2012
Clive A. Gillmore	Chief Executive Officer	April 1997
Andrew Miller, CFA	Senior Portfolio Manager	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

29

Portfolio summary:	The Emerging Markets Portfolio II

What is the Portfolio’s investment objective?

The Portfolio seeks long term capital appreciation.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	1.00%
	Distribution and service (12b-1) fees	none
	Other expenses	0.41%
	Total annual portfolio operating expenses	1.41%
	Fee waivers and expense reimbursements	(0.21%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.20%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$122
	3 years	$426
	5 years	$751
	10 years	$1,673

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 1.20% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Portfolio may invest in companies of any size. Under normal market conditions, at least 80% of the Portfolio’s net assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging (80% policy). The Portfolio’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The Portfolio may invest in a broad range of equity securities, including common or ordinary stocks, preferred stocks, and securities convertible into common or ordinary stocks. The Portfolio may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio may invest in securities issued in any currency and may hold foreign currency. The Portfolio invests primarily in equity securities of issuers from emerging foreign countries. These countries are generally recognized to be an emerging or developing country by the international financial community.

The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the manager’s intrinsic value estimate for that security.

30

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long-run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

The Portfolio may invest more than 25% of its total assets in the securities of issuers located in the same country. The Portfolio may invest up to 10% of its net assets in real estate investment trusts.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Real estate industry risk

This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Derivatives risk

Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

31

How has The Emerging Markets Portfolio II performed?
Year-by-year total return (The Emerging Markets Portfolio II)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-year and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the period illustrated in this bar chart, The Emerging Markets Portfolio II’s highest quarterly return was 11.52% for the quarter ended March 31, 2012 and its lowest quarterly return was -24.40% for the quarter ended September 30, 2011.

	Average annual returns for periods ended December 31, 2012
The Emerging Markets Portfolio II	1 year	Lifetime (6/23/10-12/31/12)
Return before taxes	14.42%	3.73%
Return after taxes on distributions	14.34%	2.99%
Return after taxes on distributions and sale of Portfolio shares	9.48%	2.83%
MSCI Emerging Markets Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	18.63%	8.66%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees or expenses)	18.22%	8.33%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer – Emerging Markets	June 2010

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediations

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

32

Portfolio summary:	The Core Focus Fixed Income Portfolio

What is the Portfolio’s investment objective?

The Core Focus Fixed Income Portfolio seeks maximum long term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.40%
	Distribution and service (12b-1) fees	none
	Other expenses	0.65%
	Total annual portfolio operating expenses	1.05%
	Fee waivers and expense reimbursements	(0.62%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.43%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$44
	3 years	$272
	5 years	$519
	10 years	$1,226

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.43% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 586% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

33

What are the Portfolio’s principal investment strategies? (continued)

The Portfolio’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed income obligations will be those rated BBB- or better by S&P or Baa3 or better by Moody’s or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB- or Baa3, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Presently, the Portfolio intends to invest its foreign assets primarily in U.S. dollar-denominated fixed income securities in a manner consistent with the foreign securities weighting in the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index.

The Portfolio will typically have an average effective maturity of between 3 and 10 years. Short- and intermediate-term debt securities (under 10 years) will form the core of the Portfolio. Long-term bonds (over 10 years) may be purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

The Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Portfolio may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.

34

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Bank loans and other indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.
Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Core Focus Fixed Income Portfolio performed?

Year-by-year total return (The Core Focus Fixed Income Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Core Focus Fixed Income Portfolio’s highest quarterly return was 6.22% for the quarter ended September 30, 2009 and its lowest quarterly return was -2.09% for the quarter ended September 30, 2008.

35

How has The Core Focus Fixed Income Portfolio performed? (continued)
Average annual returns for periods ended December 31, 2012
The Core Focus Fixed Income Portfolio	1 year	5 years	Lifetime (6/30/04-12/31/12)
Return before taxes	5.96%	6.46%	5.81%
Return after taxes on distributions	3.80%	4.86%	4.24%
Return after taxes on distributions and sale of Portfolio shares	4.09%	4.61%	4.07%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	4.21%	5.95%	5.61%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Craig C. Dembek, CFA	Vice President, Senior Research Analyst	December 2012
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	June 2004
John P. McCarthy, CFA	Vice President, Senior Research Analyst	December 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

36

Portfolio summary:	The High-Yield Bond Portfolio

What is the Portfolio’s investment objective?

The High-Yield Bond Portfolio seeks high total return.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees[1]	0.45%
	Distribution and service (12b-1) fees	none
	Other expenses	0.13%
	Total annual portfolio operating expenses	0.58%
	Less fee waivers and expense reimbursements	(0.00%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.58%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$59
	3 years	$186
	5 years	$324
	10 years	$726

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.59% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 68% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody’s or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 25% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high yield, fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

37

What are the Portfolio’s principal investment strategies? (continued)

High yield, fixed income securities, or high yield bonds, are generally considered to be those rated below BBB- by S&P or below Baa3 by Moody’s, or that may be unrated but considered to be of comparable quality. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero-coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds; however, the Portfolio generally does not purchase a substantial amount of these securities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective.

What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

High yield risk

The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

Bank loans and other indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

38

What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The High-Yield Bond Portfolio performed?
Year-by-year total return (The High-Yield Bond Portfolio)

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio’s highest quarterly return was 21.06% for the quarter ended June 30, 2009 and its lowest quarterly return was -17.17% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2012
The High-Yield Bond Portfolio	1 year	5 years	10 years
Return before taxes	17.78%	10.73%	11.79%
Return after taxes on distributions	15.60%	7.69%	8.62%
Return after taxes on distributions and sale of Portfolio shares	11.55%	7.32%	8.30%
BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	15.55%	10.14%	10.38%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

39

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Craig C. Dembek, CFA	Vice President, Senior Research Analyst	December 2012
Paul A. Matlack, CFA	Senior Vice President, Fixed Income Strategist	December 2012
John P. McCarthy, CFA	Vice President, Senior Research Analyst	December 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

40

Portfolio summary:	The Core Plus Fixed
Income Portfolio

What is the Portfolio’s investment objective?

The Core Plus Fixed Income Portfolio seeks maximum long term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses? The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.43%
	Distribution and service (12b-1) fees	none
	Other expenses	0.19%
	Total annual portfolio operating expenses	0.62%
	Fee waivers and expense reimbursements[1]	(0.17%	)[1]
	Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.45%
Expense example This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s fee waivers and expense reimbursements for the 1-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	$46
	3 years	$181
	5 years	$329
	10 years	$758

1 The Portfolio’s investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual portfolio operating expenses from exceeding 0.45% of the Portfolio’s average daily net assets from February 28, 2013 through February 28, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 327% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies? The Portfolio allocates its investments principally among the following three sectors of the fixed income securities markets: the U.S. investment grade sector, U.S. high yield sector, and international sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio’s assets, as deemed necessary. The relative proportion of the Portfolio’s assets to be allocated among sectors is described below.

  U.S. investment grade sector Under normal circumstances, between 50% and 100% of the Portfolio’s total assets will be invested in the U.S. investment grade sector. In managing the Portfolio’s assets allocated to the U.S. investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Portfolio
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What are the Portfolio’s principal investment strategies? (continued)

may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

The U.S. investment grade sector of the Portfolio’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, nongovernment entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

  High yield sector Under normal circumstances, up to 30% of the Portfolio’s total assets will be allocated to the high yield sector. We will invest the Portfolio’s assets that are allocated to the high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in corporate debt obligations, including, notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero-coupon bonds, and PIK securities.

  The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated lower than BBB- by S&P, Baa3 by Moody’s, or similarly rated by another NRSRO.

  International sector The Portfolio may invest up to 30% of its total assets in the international sector. The international sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for the Portfolio to the extent that it allocates a significant portion of its assets to foreign securities.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries.

The Portfolio’s total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 10% of net assets, and the Portfolio’s investments in emerging markets securities will be limited to no more than 15% of the Portfolio’s net assets.

The Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Portfolio may also use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure or to enhance total return; and index swaps to enhance return or to affect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective.

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What are the principal risks of investing in the Portfolio? Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk	The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and repay principal in a timely manner.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

Bank loans and other indebtedness risk

The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Prepayment risk

The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yield risk

The risk that high yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Forward foreign currency risk

The use of forward foreign currency exchange contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the Manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Foreign government/ supranational risk	The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

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What are the principal risks of investing in the Portfolio? (continued)

Risk	Definition
Derivatives risk

Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Core Plus Fixed Income Portfolio performed?
Year-by-year total return (The Core Plus Fixed Income Portfolio)
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at delawareinvestments.com/institutional.

During the periods illustrated in this bar chart, The Core Plus Fixed Income Portfolio’s highest quarterly return was 9.22% for the quarter ended September 30, 2009 and its lowest quarterly return was -2.81% for the quarter ended September 30, 2008.

	Average annual returns for periods ended December 31, 2012
The Core Plus Fixed Income Portfolio	1 year	5 years	10 years
Return before taxes	6.50%	8.22%	6.87%
Return after taxes on distributions	5.15%	6.29%	4.98%
Return after taxes on distributions and sale of Portfolio shares	4.22%	5.90%	4.78%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	4.21%	5.95%	5.18%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

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Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Craig C. Dembek, CFA	Vice President, Senior Research Analyst	December 2012
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	June 2002
Paul A. Matlack, CFA	Senior Vice President, Fixed Income Strategies	December 2012
John P. McCarthy, CFA	Vice President, Senior Research Analyst	December 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

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Information about the purchase and redemption of portfolio shares, taxes, and payments to intermediaries

Purchase and redemption of Portfolio shares

You may purchase or redeem shares of each Portfolio, other than certain Portfolios that are closed to most new investors as described in “How to Purchase Shares” under “Shareholder Services” below, on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled® Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in-kind.

Shares of each Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in a Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility, the Trust may permit additional transactions on a case by case basis. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Generally, the minimum initial investment for a shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. For additional information, please see “How to Purchase Shares” under “Shareholder Services” below.

Tax information

For the fixed income portfolios, each Portfolio’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). For the Trust’s other portfolios, each Portfolio’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other financial intermediaries

If you purchase a Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Investment Information

Each Portfolio’s, except The Labor Select International Equity Portfolio’s, investment objective is nonfundamental. This means the Board of Trustees (Board) may change a Portfolio’s objective without obtaining shareholder approval. If a Portfolio’s objective were changed, we would notify shareholders before the change became effective. The investment objective of The Labor Select International Equity Portfolio is fundamental, which means that it cannot be changed without shareholder approval.

The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information (SAI) for additional descriptions and risk information on these investments, as well as other investments for the Portfolios.

Securities	How the Portfolios use them
Common Stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios focus their investments on common stocks.

Corporate Bonds: Debt obligations issued by a corporation.

The Core Focus Fixed Income Portfolio may invest in corporate bonds rated in one of the four highest categories by an NRSRO (for example, at least BBB- by S&P or Baa3 by Moody’s), or deemed to be of comparable quality. The High-Yield Bond Portfolio may invest without limit in high yield corporate bonds, emphasizing securities rated BB or B by an NRSRO, and up to 15% of its net assets in defaulted securities. The Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S. investment grade sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody’s for its U.S. high yield sector. The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The Focus Smid-Cap Growth Equity Portfolio may invest up to 20% of its net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. Debt securities may be acquired by The Large-Cap Growth Equity and The Select 20 Portfolios and those securities may be rated below investment grade or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of The Large-Cap Growth Equity and The Select 20 Portfolios’ assets. The International Equity and The Labor Select International Equity Portfolios may invest up to 15% of their assets in foreign debt instruments of the top category with respect to foreign governments and in the top two categories with respect to corporate issuers when attractive opportunities are available.

Convertible Securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. Enhanced convertible preferred stocks that offer various yield, dividend, or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), and DECS (Dividend Enhanced Convertible Securities).

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest a portion of their assets in convertible securities in any industry, and The Real Estate Investment Trust Portfolio II’s assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The Real Estate Investment Trust II and The High-Yield Bond Portfolios may be rated below investment grade or unrated. The Real Estate Investment Trust II, The Emerging Markets, and The High-Yield Bond Portfolios may invest in enhanced convertible securities.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Mortgage-Backed Securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as FHLMC, Fannie Mae, and GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. For The Core Focus Fixed Income Portfolio, all securities will be rated investment grade at the time of purchase.

Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs): CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid. CMOs and REMICs issued by private entities - so called “non-agency mortgage backed securities” - are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in CMOs and REMICs. Illiquid stripped mortgage securities together with any other illiquid investments will not exceed those Portfolios’ limit on illiquid securities. In addition, subject to certain quality and collateral limitations, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities.

Asset-Backed Securities: Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.

Real Estate Investment Trusts (REITs): A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

The Real Estate Investment Trust II may invest without limitation in shares of REITs. The Large-Cap Growth Equity Portfolio may also invest in REITs consistent with its investment objectives and policies. The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

U.S. Government Securities: U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

Each Portfolio may invest in U.S. government securities for temporary purposes or otherwise, as is consistent with its investment objectives and policies.
Foreign Government Securities: Debt issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such governments.

The fixed income securities in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest include those issued by foreign governments.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Repurchase Agreements: An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, a Portfolio must have collateral of at least 102% of the repurchase price. Each Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager’s discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or government-sponsored enterprises. Each Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of that Portfolio’s limit on illiquid securities.

Restricted Securities: Privately placed securities whose resale is restricted under securities law, including securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

Each Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.

Illiquid Securities: Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a portfolio has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

Except for The International Equity Portfolio, each Portfolio may invest no more than 15% of their respective net assets in illiquid securities. The International Equity Portfolio may invest no more than 10% of its net assets in illiquid securities.

Short-Term Debt Investments: These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by those instruments.

Each Portfolio may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in the Portfolio’s principal investment securities. When investing all or a significant portion of a Portfolio’s assets in these instruments, a Portfolio may not be able to achieve its investment objective.

Time Deposits: Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

The following Portfolios will not purchase time deposits maturing in more than seven days, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity, and The International Equity Portfolios; and 15% of the total assets of The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios.

When-Issued and Delayed-Delivery Securities: In these transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligations and the interest rates that will be received are each fixed at the time a portfolio enters into the commitment and no interest accrues to the portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Each Portfolio may not enter into when-issued commitments exceeding, in the aggregate, 15% of the market value of its total assets less liabilities other than the obligations created by these commitments. Each Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Securities Lending: These transactions involve the loan of securities owned by a portfolio to qualified dealers and investors for their use relating to short-sales or other securities transactions. These transactions may generate additional income for a portfolio.

Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors.
Borrowing from Banks: A portfolio may have pre-existing arrangements with banks that permits it to borrow money from time to time.

Each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. No Portfolio has the intention of increasing its net income through borrowing.

Zero-Coupon and Pay-In-Kind (PIK) Bonds: Zero-coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities.

The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities, including zero-coupon bonds. The High-Yield Bond Portfolio may also purchase zero-coupon bonds and PIK bonds, although it generally does not purchase a substantial amount of these bonds. The Core Plus Fixed Income Portfolio may also purchase these securities consistent with its investment objective.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios may invest in sponsored and unsponsored ADRs. The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, and The Real Estate Investment Trust II Portfolios will invest in ADRs that are actively traded in the United States.

In conjunction with their investments in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may also invest in sponsored and unsponsored EDRs and GDRs. In addition, The Focus Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 20% limit on investments in foreign securities.

Futures and Options: A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for the premium paid, has the right to buy, and the seller has the obligation to sell, the security or other financial instrument underlying the option at a specified exercise price at any time during the term of the option. A put option is a similar contract which gives the purchaser of the put option, in return for a premium, the right to sell, and the seller has the obligation to buy, the underlying security or other financial instrument at a specified price during the term of the option. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also “Foreign currency transactions” below.

The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in futures, options, and closing transactions related thereto. Portfolios that enter into these transactions are operated pursuant to a claim of exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market a Portfolio’s cash, short-term debt securities and other money market instruments at times when the Portfolio’s assets are not fully invested. A Portfolio may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of its assets, or in the case of The Real Estate Investment Trust Portfolio II, 20% of its total assets. In addition, The Emerging Markets, The Emerging Markets II, The Core Plus Fixed Income, and The Core Focus Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with their investments.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Foreign Currency Transactions: Several portfolios will invest in securities of foreign issuers and may hold foreign currency. In addition, several portfolios may enter into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

Although The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. A Portfolio may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.

Interest Rate Swap, Index Swap, and Credit Default Swap Agreements: In an interest rate swap, a portfolio receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a portfolio receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a portfolio receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a portfolio may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a portfolio may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that these Portfolios invest in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to a Portfolio on favorable terms. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. If a Portfolio has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding.

Investment Company Securities: Any investments in investment company securities will be limited by the 1940 Act and would involve a payment of the pro rata portion of the expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a portfolio may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a portfolio’s total assets in the shares of any one investment company; or (iii) invest more than 10% of a portfolio’s total assets in shares of other investment companies. These percentage limitations also apply to a portfolio’s investment in an unregistered investment company.

All Portfolios (except The Labor Select International Equity Portfolio) may invest in investment companies to the extent that it helps them achieve their investment objective. The Large-Cap Growth Equity Portfolio may invest in investment company securities more often as a means to achieve its investment objectives.

Equity Linked Securities: Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

We may invest up to 10% of The Emerging Markets Portfolio’s and The Emerging Markets Portfolio II’s respective net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to each Portfolio’s limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to each Portfolio’s limitation on investments in investment companies.

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Additional Investment Information (continued)

Securities	How the Portfolios use them

Bank Loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan and other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in bank loans in order to enhance total return, to effect diversification, or to earn additional income. A Portfolio will not use bank loans for reasons inconsistent with its investment objective.

Loan Participations: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in loan participations in order to enhance total return, to effect diversification, or to earn additional income. A Portfolio will not use loan participations for reasons inconsistent with its investment objective.

Temporary defensive positions

For temporary defensive purposes, we may hold a substantial part of a Portfolio’s assets in money market or other high-quality, short-term instruments. To the extent that we hold such instruments, a Portfolio may be unable to achieve its investment objectives.

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Risk Factors

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the SAI for additional descriptions and risk information.

Risks	How the Portfolios strive to manage them

Market Risk is the risk that all or a majority of the securities in a certain market–such as the stock or bond market–will decline in value because of economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a Portfolio could experience a higher or lower return than anticipated.

The value of each Portfolio’s holdings, whether equity or fixed income in orientation, fluctuates in response to events affecting markets. In a declining market environment, the value of the Portfolios’ securities will generally decline as well. The Portfolios maintain a long-term approach and focus on securities that the Manager believes can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the Manager does not try to predict overall market movements or trade for short-term purposes.

In evaluating the use of an index swap for The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios, the Manager carefully considers how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom to make interest rate or index swap agreements for these Portfolios, the Manager focuses on those dealers with high-quality ratings and does careful credit analysis before engaging in the transaction.

Industry and Security Risks: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the individual company issuing the stock or bond. Nondiversified portfolios that may invest a greater portion of their assets in an individual security are considered to be subject to greater risks than portfolios that are diversified.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry, and The International Equity and The Labor Select International Equity Portfolios may concentrate up to 30% of each Portfolio’s net assets in the commercial banking industry. As a consequence, the net asset value (NAV) of each Portfolio can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Real Estate Investment Trust Portfolio II may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry. Each of The International Equity and The Labor Select International Equity Portfolios may be slightly more susceptible to any single economic, political, or regulatory occurrence affecting the commercial banking industry; the Manager seeks to limit these risks by limiting investments in the commercial banking industry to a maximum of 30% of each Portfolio’s net assets.

With the exception of The Real Estate Investment Trust Portfolio II, the Manager limits the amount of each Portfolio’s assets invested in any one industry, as is consistent with that Portfolio’s investment objective. The Real Estate Investment Trust Portfolio II will always be heavily invested in the real estate industry. To seek to reduce these risks for all Portfolios, the Manager limits investments in any individual security and follows a rigorous selection process before choosing securities for the Portfolios. Also see “Nondiversified portfolio risk” below.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Interest Rate Risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

REITs are subject to interest rate risks in that as interest rates rise, the value of a portfolio’s investments in REITs holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed income obligations.

The Portfolios, especially those that invest significantly in fixed income securities, are subject to various interest rate risks depending upon their investment objectives and policies. The Portfolios cannot eliminate that risk, but the Manager does try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and aggressively capitalizing on interest rate movements. The Core Focus Fixed Income Portfolio seeks to maintain as the core of its investment portfolio, short- and intermediate-term debt securities (under 10 years).

The High-Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S& P or B3 or higher by Moody’s, or unrated bonds, is subject to interest rate risks. See “High yield risk” below. The Real Estate Investment Trust Portfolio II, by investing primarily in securities of REITs, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk.

The Core Focus Fixed Income, The High Yield Bond, and The Core Plus Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk. Each business day the Manager will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

The Focus Smid-Cap Growth Equity and The Select 20 Portfolios invest in small- or mid-capitalization companies and the Manager seeks to address the potential interest rate risks by analyzing each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

Foreign, Information, and Inefficient Market Risks: Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Real Estate Investment Trust II and The Select 20 Portfolios may each invest up to 10% of its respective total assets and The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Core Focus Fixed Income Portfolios may each invest up to 20% of its respective total assets in foreign securities. The High-Yield Bond Portfolio may invest up to 25% of its total assets in foreign securities. The Core Plus Fixed Income Portfolio may invest up to 30% of its total assets in foreign securities. For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Currency Risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

The Portfolios described above that are subject to foreign risk may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may engage in foreign currency options and futures transactions.

Emerging Markets Risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

The Emerging Markets and The Emerging Markets II Portfolios focus their investments on companies in these markets and The Large-Cap Growth Portfolio, The Real Estate Investment Trust II, The International Equity, The Labor Select International Equity, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Focus Smid-Cap Growth Equity, and The Select 20 Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

High Yield Risk: Lower-rated fixed income securities (high yield, high-risk securities, commonly known as “junk bonds”), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk, which is the risk of a decline in value as a result of a downgrade in the credit rating assigned to the issuer by an NRSRO. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A portfolio also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

The High-Yield Bond Portfolio invests primarily in lower-rated fixed income securities in an effort to attain higher yields, and this is a primary risk of investing in this Portfolio. The Large-Cap Growth Equity, The Select 20 and The Core Plus Fixed Income Portfolios may invest up to 5%, 5%, and 30%, respectively, of their assets in such securities. The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their assets in high yield, high-risk fixed income securities. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Liquidity Risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

The Manager limits each Portfolio’s exposure to illiquid securities as described under “Additional investment information - Illiquid securities.”

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Futures, options, and forwards risk: Futures contracts, options on futures contracts, forward contracts, and certain options are used as investments for hedging and other nonspeculative purposes and involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a portfolio’s hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment advisor at a time when a portfolio is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate between the dollar and the second currency. If the direction of securities prices, interest rates, or foreign currency prices is incorrectly predicted, a portfolio will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve liquidity risks and risks arising from the creditworthiness of the counterparty.

The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may use certain options strategies or may use futures contracts and options on futures contracts. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio’s assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets.

See also “Foreign, information, and inefficient market risks” and “Currency risk” above.

Zero-Coupon and Pay-In-Kind (PIK) Bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a portfolio. For example, a portfolio accrues, and is required to distribute to shareholders, income on its zero-coupon bonds. However, a portfolio may not receive the cash associated with this income until the bonds are sold or mature. If a portfolio does not have sufficient cash to make the required distribution of accrued income, the portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest in zero-coupon and PIK bonds to the extent consistent with each Portfolio’s investment objective. The Portfolios cannot eliminate the risks of zero-coupon bonds, but the Manager does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios.

Prepayment Risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage.

The Real Estate Investment Trust II, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may invest in mortgage-backed securities, CMOs, and REMICs. These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Real Estate Industry Risk includes among others:

  possible declines in the value of real estate;

  risks related to economic conditions;

  possible shortage of mortgage funds;

  overbuilding and extended vacancies;

  increased competition;

  changes in property taxes, operating expenses, or zoning laws;

  costs of environmental clean-up, or damages from natural disasters;

  limitations or fluctuations in rent payments;

  cashflow fluctuations; and

  defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

The Real Estate Investment Trust Portfolio II operates as a “nondiversified” portfolio as defined by the 1940 Act. As the Portfolio invests principally in REITs, it is more subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Portfolio. To the extent The Large-Cap Growth Equity Portfolio and The Emerging Markets Portfolio II invest in REITs, each Portfolio, although to a lesser degree than The Real Estate Investment Trust Portfolio II, is subject to the same risks.

Nondiversified Portfolios are generally subject to greater risks and volatility than diversified portfolios because adverse effects on their security holdings may affect a larger portion of their overall assets.

The Real Estate Investment Trust Portfolio II and The Select 20 Portfolio will not be diversified under the 1940 Act. This means these Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio’s total assets. However, each Portfolio will satisfy the Internal Revenue Code’s diversification requirement, which requires that 50% of the Portfolio’s assets be represented by cash, cash items, certain qualifying securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio’s total assets.

Transaction Costs Risk is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

The Large-Cap Growth Equity, The Large-Cap Value Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

Derivatives Risk is the possibility that a portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps or equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a portfolio from using the strategy.

The Portfolios will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. The Portfolios will not use derivatives for reasons inconsistent with their investment objectives. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties.

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Risk Factors (continued)

Risks	How the Portfolios strive to manage them

Political Risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

The Manager evaluates the political situations in the countries where the Portfolios invest and take into account any potential risks before it selects securities for the Portfolios. However, there is no way to eliminate political risk when investing internationally. In emerging markets political risk is typically more likely to affect the economy and share prices than in developed markets.

Small Company Risk is the risk that prices of smaller companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.

To the extent that the Manager invests the assets of The Focus Smid-Cap Growth Equity, and The Select 20 Portfolios in small companies, those Portfolios will be subject to this risk. The Manager attempts to reduce this risk by diversifying the Portfolios’ investments.

Bank Loans and Other Direct Indebtedness Risk involves the risk that a portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Trust may involve revolving credit facilities or other standby financing commitments which obligate a portfolio to pay additional cash on a certain date or on demand. These commitments may require a Trust to increase its investment in a company at a time when that portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a portfolio may be required to rely upon another lending institution to collect and pass on to a portfolio amounts payable with respect to the loan and to enforce a portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a portfolio.

These risks may not be completely eliminated, but the Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the Manager determine that any of these securities are illiquid, these securities would be subject to a Portfolio’s restrictions on illiquid securities.

Counterparty Risk: If a portfolio enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the Portfolio may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Portfolios will hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI and at delawareinvestments.com/institutional.

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Management of the Trust

Trustees

The business and affairs of the Trust and its Portfolios are managed under the direction of the Board. See the SAI for additional information about the Trust’s officers and Trustees.

Portfolio Managers

Below is a list of the portfolio managers who are primarily responsible for the day-to-day management of each Portfolio. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager — The Real Estate Investment Trust Portfolio II
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel A. Bliss
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio
Mr. Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Mr. Bliss is a Senior Portfolio Manager in the Non-US Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. Mr. Bliss is a member of Mondrian’s Non-US Equity Strategy Committee.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst — The Large-Cap Growth Equity Portfolio,
The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst — The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

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Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets — The Emerging Markets Portfolio II
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a Senior Portfolio Manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager — The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, and The High-Yield Bond Portfolio
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Craig C. Dembek, CFA
Vice President, Senior Research Analyst — The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The High-Yield Bond Portfolio
Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Elizabeth A. Desmond
Director/Chief Investment Officer, International Equities — Mondrian Investment Partners Ltd. — The International Equity Portfolio
Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

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Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst — The Large-Cap Growth Equity Portfolio
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Clive A. Gillmore
Chief Executive Officer, Chief Investment Officer, Global Equities — Mondrian Investment Partners Ltd. — The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio
Mr. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. In 1990, Mr. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill Samuel Investment Advisers Ltd., and a Portfolio Manager at Legal and General Investment Management. He has over 20 years’ experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is CEO, Chief Investment Officer of Global Equities of Mondrian. He is a member of Mondrian’s Equity Strategy Committee and Chairman of the Emerging Markets Strategy Committee (where his research specialization lies).

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

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Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Nigel G. May
Deputy Chief Executive Officer — Mondrian Investment Partners Ltd. — The International Equity Portfolio
Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the European Team’s research effort since 1995, he now is on the investment committee for several of Mondrian’s investment products, including Global Equity. Mr. May was formerly a Senior Portfolio Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. Mr. May holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Paul A. Matlack, CFA
Senior Vice President, Fixed Income Strategist — The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio
Paul A. Matlack is a strategist for the firm’s fixed income team. In this role, he interacts with portfolio managers, analysts, and traders, and communicates with the institutional consulting world and retail audience. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA
Vice President, Senior Research Analyst — The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The High-Yield Bond Portfolio
John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, autos, auto parts, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Andrew Miller, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
Mr. Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller is presently a Senior Portfolio Manager within the Emerging Markets Team. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader — The Large-Cap Value Equity Portfolio
D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

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Melissa J. A. Platt, CFA
Portfolio Manager — Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Portfolio
Ms. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for 3 years as an Investment Analyst and later as Research Manager. Ms. Platt joined Mondrian in 2004 and is a Portfolio Manager in the Non-US Equity Team. Ms. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Bilgin Soylu, CFA
Portfolio Manager — Mondrian Investment Partners Ltd. — The Labor Select International Equity Portfolio
Dr. Soylu holds a Science/Engineering PhD from Cambridge University. Following nine years in scientific research and project management at Cambridge University and having gained an MBA, he moved from the academic world to join a consultancy specialising in Telecommunications. Dr. Soylu’s most recent position before joining Mondrian in 2000, was as senior telecoms/ technology analyst for Yapi Kredi Bank, the largest private bank in Turkey. Dr. Soylu is a Portfolio Manager in the Non-US Equity Team. Dr. Soylu is a member of the CFA Institute and a member of the CFA Society of the UK.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS) — The Real Estate Investment Trust Portfolio II
Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio.

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He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio securities.

Manager of Managers Structure

The Portfolios and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolios’ Board, for overseeing the Portfolios’ sub-advisors and recommending to the Portfolios’ Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Portfolios or the Manager.

The Manager is relying upon the exemptive order and is using the Manager of Managers Structure for The Emerging Markets Portfolio, and The Labor Select International Equity Portfolio. The current sub-advisory agreement for these Portfolios took effect on or about January 4, 2010.

The Manager may, in the future, recommend to the Portfolios’ Board the establishment of the Manager of Managers Structure for these Portfolios by recommending the hiring of one or more sub-advisors to manage all or a portion of the Portfolios’ portfolio.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

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Investment Advisors
Delaware Management Company (Delaware or the Manager), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Trust’s Portfolios pursuant to investment advisory agreements between the Trust, on behalf of each Portfolio, and Delaware (Investment Advisory Agreements). Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI and Delaware are indirect subsidiaries, and subject to the ultimate control, of Macquarie Group, Limited.

Mondrian Investment Partners Ltd. (Mondrian) furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, and The Emerging Markets Portfolios pursuant to sub-advisory agreements between Delaware, on behalf of the Trust and the applicable Portfolio, and Mondrian (Sub-Advisory Agreements). Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. Mondrian’s address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD.

Under the Sub-Advisory Agreements, Delaware is responsible for paying the fees to Mondrian for its sub-advisory services to the Portfolios out of its own assets. The annual rates of sub-advisory fees payable by Delaware to Mondrian under the Sub-Advisory Agreements are: 0.30% of the average daily net assets of The Labor Select International Equity Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective Portfolios. The investment advisor was paid aggregate advisory fees during the last fiscal year (as a percentage of average daily net assets) as follows:

Investment Management Fees Paid After Voluntary or Contractual Waivers For the Fiscal Year Ended October 31, 2012
Portfolio	Net Advisory Fee
The Large-Cap Growth Equity Portfolio	0.55%
The Large-Cap Value Equity Portfolio	0.16%
The Focus Smid-Cap Growth Equity Portfolio	0.73%
The Real Estate Investment Trust Portfolio II	0.00%
The Select 20 Portfolio	0.74%
The International Equity Portfolio	0.73%
The Labor Select International Equity Portfolio	0.75%
The Emerging Markets Portfolio	1.00%
The Emerging Markets Portfolio II	0.79%
The Core Focus Fixed Income Portfolio	0.00%
The High-Yield Bond Portfolio	0.45%
The Core Plus Fixed Income Portfolio	0.26%

*          *          *

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust may invest in the Trust’s Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios’ shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

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If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware (or its affiliates or related entities) or Mondrian, Delaware or Mondrian may, at its discretion, reduce the shareholder’s investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher total advisory fees as a result of the client’s investment in a Portfolio.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements of each of the Portfolios is available in each Portfolio’s annual report to shareholders for the fiscal year ended October 31, 2012.

Fund Accountants
The Bank of New York Mellon (BNY Mellon), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to each Portfolio. For these services, each Portfolio pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DSC provides fund accounting and financial administration oversight services to the Portfolios. For these services, each Portfolio pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds, including the Portfolios, on a relative NAV basis.

Distributor
Delaware Distributors, L.P. (DDLP), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Trust’s Portfolios. Under its Distribution Agreements with the Trust on behalf of each Portfolio, DDLP sells shares of the Trust upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Trust. DDLP is an indirect, wholly owned subsidiary of DMHI.

Custodian Bank
BNY Mellon also serves as custodian for each Portfolio.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

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SHAREHOLDER SERVICES

Special Reports and Other Services. The Trust will provide client shareholders with the following information:

»	Audited annual financial reports.

»	Unaudited semiannual financial reports.

»	Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the portfolio managers may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Trust’s dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Portfolios by calling this number or via our Website at delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

Delaware Pooled®Trust 2005 Market Street Philadelphia, PA 19103-7094 Attention: Client Services

Exchange Privilege
Each Portfolio’s shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware Investments® Funds based on the respective NAVs of the shares involved and as long as a Portfolio’s minimum purchase requirements are satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments® Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder’s state of residence. The Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to client shareholders. The Trust reserves the right to reject any exchange order. See “Frequent trading of Portfolio shares” below.

With respect to exchanges involving The Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See “How to purchase shares,” “Redemption of shares” and “Other purchase and redemption considerations.”

Please call the Trust for further information on how to exchange shares of the Trust.

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How to Purchase Shares

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan which represents that: (i) the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility the Trust may permit additional transactions on a case by case basis. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Trust requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. The International Equity, and The Emerging Markets Portfolios are closed to any new investors. Existing shareholders of these closed Portfolios, including participants of existing defined benefit plans that have the closed Portfolio(s) on their investment platform, as well as shareholders of The Labor Select International Equity Portfolio, may continue to purchase shares of the closed Portfolios.

Minimum Investments. The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of the Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager’s affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. The Trust reserves the right to redeem a shareholder’s account in the event the value of the shareholder’s shares fall below $500,000 for reasons other than market reductions in net asset value.

Purchase Price. You may buy shares at the Portfolio’s NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00 P.M. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by the Trust after (1) the Trust is notified by telephone, email, facsimile, or other means acceptable to the Trust of your purchase order and (2) Federal Funds have been delivered to the Trust’s agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day. A business day is any day that the NYSE is open for business (Business Day).

In addition, the Trust’s service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Trust’s behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Trust when such authorized agent accepts the order on behalf of the Trust pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Trust assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. We reserve the right to reject any purchase order.

Purchase Reimbursement Fee. In the case of The Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.55% of the dollar amount invested in the Portfolio. The actual purchase reimbursement and redemption reimbursement fees that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV and rounding. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio that are permitted to be made by contributions of securities in-kind, that are made by reinvestments of dividends or other distributions, or as otherwise determined by the Trust as described herein. See “Other purchase and redemption considerations” and “In-kind purchases” below.

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How to Purchase Shares by Federal Funds Wire. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

»	First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:

Delaware Pooled® Trust 2005 Market Street Philadelphia, PA 19103-7094 Attn: Client Services

»	Second, telephone the Trust at 800 231-8002 (or contact the Trust via email, facsimile, or other means acceptable to the Trust) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. We will provide you with a Trust account number.

»	Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which the Trust, the NYSE, Bank of New York Mellon, and the Trust’s custodians are open for business.

Additional Investments. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

»	First, notify the Trust of your impending purchase by calling us at 800 231-8002, or by contacting the Trust via another method acceptable to the Trust.

»	Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-Kind Purchases. The Trust, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Trust at 800 231-8002 to determine whether the Portfolio’s advisor will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio’s NAV. See “Valuation of shares.” At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in any of the Trust’s Portfolios by a contribution of securities in-kind to such Portfolios.

Eligible investors may be required to make their investments in the Portfolio pursuant to instructions of the Trust, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact the Trust would constitute 5% or more of the assets of a Portfolio may, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Trust whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

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REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in “good order.” The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.55% of the dollar amount redeemed for The Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in-kind in portfolio securities, or as otherwise determined by the Trust as described herein. See “Other purchase and redemption considerations” and “Redemptions in-kind” below.

How to Redeem Shares by Mail or Fax Message

“Good order” for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

»	A letter of instruction must be sent to the Trust specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Trust as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Signature guarantees will be required for certain types of transactions.*

»	If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Trust at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Trust may require that a signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Trust will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Trust.

Send your requests to: Delaware Pooled® Trust Attn: Client Services 2005 Market Street Philadelphia, PA 19103-7094 Fax Number: 215 255-1162

Please call the Trust at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

* Call the Trust for specific signature-guarantee requirements.

How to Redeem Shares by Telephone

“Good order” for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

»	If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Trust at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

»	Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Trust for further details.

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»	In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

»	The Trust’s telephone redemption privileges and procedures may be modified or terminated by the Trust only upon written notice to the Trust’s shareholders.

»	To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Trust at the address above. The request will be processed pursuant to the procedures described in the second bullet point under “How to redeem shares by mail or fax message.”

In addition, Trust service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Trust’s behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Trust pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Trust assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Redemptions In-Kind. The Trust, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate a Portfolio’s NAV. See “Valuation of shares.”

Institutions proposing to redeem an amount which, at the time they notify the Trust of their intention to redeem (as described below), would constitute 5% or more of the assets of a Portfolio may, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by a Portfolio if the Trust determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in-kind. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90 day period for any one shareholder. Investors should contact the Trust at 800 231-8002 for further information.

Important Redemption Information. Because the Trust’s shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Trust shareholders likely will hold a significant number of Trust shares. For this reason, the Trust requests that shareholders proposing to make a large redemption order give the Trust at least 10 days’ advance notice of any such order. This request can easily be satisfied by calling the Trust at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Trust, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Trust may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Trust may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC.

Due to the relatively high cost of maintaining shareholder accounts, the Trust reserves the right to redeem your shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Trust, however, will not redeem shares based solely upon market reductions in NAV. If the Trust intends to take such action, a shareholder will be notified and given 90 days to make an additional investment before the redemption is processed.

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OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Payments to Intermediaries

The Distributor, Delaware Distributors, L.P., and its affiliates may pay additional compensation (at their own expense and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or shareholder servicing, including providing the Portfolios with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Portfolios’ shares.

For more information, please see the SAI.

Purpose of Reimbursement Fees for Certain Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, i.e., the change in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the “bid-asked” spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs: brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because there is less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments, and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the reimbursement fees are designed to include an approximation of as well. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in-kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in-kind held in the Portfolios. In addition, the Trust may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Trust may waive or reduce the amount of the reimbursement fees in situations where the Trust considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Trust intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in-kind). If the Trust determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

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Fair Valuation. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Trust anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Trust values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Portfolio may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Portfolios’ Board has delegated responsibility for valuing a Portfolio’s assets to a Pricing Committee of Delaware, which operates under the policies and procedures approved by the Board, and which is subject to the Board’s oversight. The Pricing Committee values Portfolio assets as described above.

Investments by Large, Institutional Investors. From time to time, certain large, institutional investors may invest in the Portfolios. A Portfolio may experience relatively large investments or redemptions as a result of the institutional investors either purchasing or redeeming a Portfolio’s shares. These transactions may affect a Portfolio, since a portfolio that experiences redemptions may be required to sell portfolio securities, and a portfolio that receives additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent a Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager, representing the interests of a Portfolio, is committed to minimizing the impact of such transactions on a Portfolio.

Frequent Trading of Portfolio Shares. Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board of Trustees has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Trust will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio also reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio’s market timing policy are not necessarily deemed accepted by the Portfolio and may be rejected by the Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios’ current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

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Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolios’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of each Portfolio’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios’ market timing policy does not require the Portfolios to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of Market Timing. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio’s shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio’s performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction Monitoring Procedures. Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to have financial intermediaries apply the Portfolios’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolios’ frequent trading policy with respect to an omnibus account, the Portfolios or their agents may require the financial intermediary to impose its frequent trading policy, rather than the Portfolios’ policy, to shareholders investing in the Portfolios through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Portfolios. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Portfolio shares, and similar restrictions. The Portfolios’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

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You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Portfolio shares.

Limitations on Ability to Detect and Curtail Market Timing. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Miscellaneous. Neither the Trust, the Portfolios, the Trust’s transfer agent, the Trust’s custodians, nor any of the Trust’s affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption, or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Trust are genuine.

VALUATION OF SHARES

The price of a Portfolio’s shares is based on the Portfolio’s NAV per share. We determine a Portfolio’s NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We generally price securities and other assets for which market quotations are readily available at their market value. For Portfolios that invest primarily in foreign securities, the NAV may change on days when the shareholders will not be able to purchase or redeem Portfolio shares. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Each Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Portfolio will distribute net realized capital gains, if any, at least annually, usually in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements Each year, the Portfolios will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Portfolios make every effort to reduce the number of corrected forms mailed to you. However, if a Portfolio finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax statement, the Portfolio will send you a corrected Form 1099.

Avoid “Buying a Dividend” At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Tax Considerations
Portfolio Distributions. Each Portfolio expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. A Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Sale or Redemption of Portfolio Shares. A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Delaware Investments® Fund is the same as a sale. Beginning with the 2012 calendar year, the Portfolios will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Portfolios’ default method, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolios and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Investments website at delawareinvestments.com as the information becomes available.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Portfolio also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Portfolio from long-term capital gains, if any, and, with respect to taxable years of a Portfolio that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Other Reporting and Withholding Requirements. The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the Internal Revenue Service of certain direct and indirect ownership of foreign financial accounts by U.S. persons. Failure to provide this required information can result in a generally nonrefundable 30% tax on: (a) income dividends paid by the Portfolio after December 31, 2013 and (b) certain capital gain distributions (including proceeds arising from the sale of Portfolio shares) paid by the Portfolio after December 31, 2016 to certain “foreign financial institutions” and “non-financial foreign entities.”

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

77

Financial highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past 5 years or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the 2010 and 2011 fiscal year has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request by calling 800 231-8002. For the fiscal years prior to 2010, the Portfolios’ prior independent registered public accounting firm audited the Portfolios’ financial statements.

	The Large-Cap Growth Equity Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.880	$8.900	$7.350	$6.220	$10.560
Income (loss) from investment operations:
Net investment income[1]	0.027	0.053	0.008	0.020	0.018
Net realized and unrealized gain (loss)	1.589	0.962	1.559	1.135	(4.256)
Total from investment operations	1.616	1.015	1.567	1.155	(4.238)
Less dividends and distributions from:
Net investment income	(0.026)	(0.035)	(0.017)	(0.025)	(0.014)
Net realized gain	—	—	—	—	(0.088)
Total dividends and distributions	(0.026)	(0.035)	(0.017)	(0.025)	(0.102)
Net asset value, end of period	$11.470	$9.880	$8.900	$7.350	$6.220
Total return[2]	16.40%	11.43%	21.35%	18.51%	(40.50% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$216,467	$170,531	$244,124	$251,017	$258,526
Ratio of expenses to average net assets	0.65%	0.64%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to
fees waived	0.65%	0.64%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	0.25%	0.55%	0.10%	0.32%	0.20%
Ratio of net investment income to average net assets
prior to fees waived	0.25%	0.55%	0.10%	0.31%	0.20%
Portfolio turnover	40% [3]	19%	22%	30%	38%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3] Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

78

Financial Highlights (continued)

	The Large-Cap Value Equity Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.570	$15.130	$13.290	$12.190	$22.370
Income (loss) from investment operations:
Net investment income[1]	0.394	0.346	0.343	0.354	0.403
Net realized and unrealized gain (loss)	2.379	1.579	1.851	1.067	(8.186)
Total from investment operations	2.773	1.925	2.194	1.421	(7.783)
Less dividends and distributions from:
Net investment income	(0.373)	(0.485)	(0.354)	(0.321)	(0.613)
Net realized gain	—	—	—	—	(1.784)
Total dividends and distributions	(0.373)	(0.485)	(0.354)	(0.321)	(2.397)
Net asset value, end of period	$18.970	$16.570	$15.130	$13.290	$12.190
Total return[2]	17.12%	12.98%	16.80%	12.12%	(38.48% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,417	$6,641	$6,592	$10,105	$8,988
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.69%	0.68%
Ratio of expenses to average net assets prior to
fees waived	1.09%	1.24%	1.02%	0.98%	1.16%
Ratio of net investment income to average net assets	2.21%	2.15%	2.46%	2.99%	2.43%
Ratio of net investment income to average net assets
prior to fees waived	1.82%	1.61%	2.14%	2.70%	1.95%
Portfolio turnover	14%	133%	42%	26%	34%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

79

Financial Highlights (continued)

	The Focus Smid-Cap Growth Equity Portfolio
	Year ended
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$14.810	$12.290	$8.710		$6.580	$11.360
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.022)	0.079	(0.031)		0.013	0.056
Net realized and unrealized gain (loss)	0.723	2.547	3.611		2.173	(4.079)
Total from investment operations	0.701	2.626	3.580		2.186	(4.023)
Less dividends and distributions from:
Net investment income	(0.011)	(0.106)	—		(0.056)	(0.031)
Net realized gain	—	—	—		—	(0.726)
Total dividends and distributions	(0.011)	(0.106)	—		(0.056)	(0.757)
Net asset value, end of period	$15.500	$14.810	$12.290		$8.710	$6.580
Total return[2]	4.74%	21.44%	41.10%		33.07%	(37.44% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,853	$16,721	$4,613		$3,450	$4,305
Ratio of expenses to average net assets	0.92%	0.92%	0.92%		0.92%	0.92%
Ratio of expenses to average net assets prior to
fees waived	0.94%	1.05%	1.44%		1.48%	1.12%
Ratio of net investment income (loss) to average net assets	(0.14% )	0.54%	(0.30%	)	0.19%	0.63%
Ratio of net investment income (loss) to average net assets
prior to fees waived	(0.16% )	0.41%	(0.82%	)	(0.37% )	0.43%
Portfolio turnover	44%	16%	86%		51%	43%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

80

Financial Highlights (continued)

	The Real Estate Investment Trust Portfolio II
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.410	$5.790	$4.260	$4.680	$13.600
Income (loss) from investment operations:
Net investment income[1]	0.077	0.063	0.090	0.129	0.157
Net realized and unrealized gain (loss)	0.795	0.641	1.561	(0.290)	(3.806)
Total from investment operations	0.872	0.704	1.651	(0.161)	(3.649)
Less dividends and distributions from:
Net investment income	(0.042)	(0.084)	(0.121)	(0.259)	(0.124)
Net realized gain	—	—	—	—	(5.147)
Total dividends and distributions	(0.042)	(0.084)	(0.121)	(0.259)	(5.271)
Net asset value, end of period	$7.240	$6.410	$5.790	$4.260	$4.680
Total return[2]	13.72%	12.37%	39.51%	(2.62% )	(37.42% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,533	$3,110	$2,766	$5,231	$5,346
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.91%	0.86%
Ratio of expenses to average net assets prior to
fees waived	1.76%	2.03%	1.81%	1.53%	1.20%
Ratio of net investment income to average net assets	1.11%	1.03%	1.82%	3.57%	2.27%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.30%	(0.05% )	0.96%	2.95%	1.93%
Portfolio turnover	88%	138%	192%	169%	121%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

81

Financial Highlights (continued)

	The Select 20 Portfolio
	Year ended
	2012	2011		2010		2009	2008
Net asset value, beginning of period	$6.960	$6.040		$4.980		$4.040	$6.880
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.002)	0.003		(0.019)		(0.012)	0.008
Net realized and unrealized gain (loss)	1.184	0.917		1.079		0.959	(2.848)
Total from investment operations	1.182	0.920		1.060		0.947	(2.840)
Less dividends and distributions from:
Net investment income	(0.002)	—		—		(0.004)	—
Return of capital	—	—		—		(0.003)	—
Total dividends and distributions	(0.002)	—		—		(0.007)	—
Net asset value, end of period	$8.140	$6.960		$6.040		$4.980	$4.040
Total return[2]	16.99%	15.23%		21.29%		23.51%	(41.28%	)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$124,511	$45,978		$11,463		$10,204	$8,933
Ratio of expenses to average net assets	0.86%	0.89%		0.89%		0.89%	0.89%
Ratio of expenses to average net assets prior to
fees waived	0.87%	1.02%		1.24%		1.18%	1.64%
Ratio of net investment income (loss) to average net assets	(0.02% )	0.04%		(0.35%	)	(0.29% )	0.15%
Ratio of net investment loss to average net assets
prior to fees waived	(0.03% )	(0.09%	)	(0.70%	)	(0.58% )	(0.60%	)
Portfolio turnover	42%	26%		80%		53%	61%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

82

Financial Highlights (continued)

	The International Equity Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.120	$13.680	$12.980	$14.480	$27.200
Income (loss) from investment operations:
Net investment income[1]	0.441	0.471	0.406	0.382	0.757
Net realized and unrealized gain (loss)	(0.183)	(0.596)	0.712	1.296	(10.746)
Total from investment operations	0.258	(0.125)	1.118	1.678	(9.989)
Less dividends and distributions from:
Net investment income	(0.538)	(0.435)	(0.418)	(1.383)	(0.574)
Net realized gain	—	—	—	(1.795)	(2.157)
Total dividends and distributions	(0.538)	(0.435)	(0.418)	(3.178)	(2.731)
Net asset value, end of period	$12.840	$13.120	$13.680	$12.980	$14.480
Total return[2]	2.26%	(0.88% )	8.77%	16.11%	(40.40% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$467,827	$589,109	$809,011	$913,056	$1,086,795
Ratio of expenses to average net assets	0.85%	0.77%	0.87%	0.88%	0.87%
Ratio of net investment income to average net assets	3.56%	3.48%	3.18%	3.35%	3.58%
Portfolio turnover	16% [3]	22%	18%	18%	9%
[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3] Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

83

Financial Highlights (continued)

	The Labor Select International Equity Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.920	$13.570	$12.930	$12.410	$24.530
Income (loss) from investment operations:
Net investment income[1]	0.441	0.451	0.390	0.364	0.647
Net realized and unrealized gain (loss)	(0.176)	(0.695)	0.626	1.445	(9.221)
Total from investment operations	0.265	(0.244)	1.016	1.809	(8.574)
Less dividends and distributions from:
Net investment income	(0.535)	(0.406)	(0.376)	(0.869)	(0.473)
Net realized gain	—	—	—	(0.420)	(3.073)
Total dividends and distributions	(0.535)	(0.406)	(0.376)	(1.289)	(3.546)
Net asset value, end of period	$12.650	$12.920	$13.570	$12.930	$12.410
Total return[2]	2.40%	(1.79% )	8.00%	16.76%	(40.31% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$509,527	$572,642	$740,952	$797,718	$639,519
Ratio of expenses to average net assets	0.87%	0.85%	0.87%	0.88%	0.87%
Ratio of net investment income to average net assets	3.59%	3.37%	3.07%	3.26%	3.59%
Portfolio turnover	17%	20%	13%	11%	10%
[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

84

Financial Highlights (continued)

	The Emerging Markets Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.510	$11.420	$9.430	$7.580	$18.780
Income (loss) from investment operations:
Net investment income[1]	0.177	0.266	0.259	0.200	0.347
Net realized and unrealized gain (loss)	0.467	(0.873)	1.926	3.208	(7.707)
Total from investment operations	0.644	(0.607)	2.185	3.408	(7.360)
Less dividends and distributions from:
Net investment income	(0.220)	(0.330)	(0.212)	(0.303)	(0.402)
Net realized gain	(0.798)	—	—	(1.268)	(3.447)
Total dividends and distributions	(1.018)	(0.330)	(0.212)	(1.571)	(3.849)
Reimbursement fees:
Purchase reimbursement fees[1,2]	0.006	0.005	0.009	0.002	0.002
Redemption reimbursement fees[1,2]	0.018	0.022	0.008	0.011	0.007
	0.024	0.027	0.017	0.013	0.009
Net asset value, end of period	$10.160	$10.510	$11.420	$9.430	$7.580
Total return[3]	7.81%	(5.22% )	23.79%	57.05%	(48.23% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,809	$531,527	$750,190	$597,638	$469,392
Ratio of expenses to average net assets	1.20%	1.14%	1.17%	1.16%	1.15%
Ratio of net investment income to average net assets	1.80%	2.41%	2.57%	2.71%	2.66%
Portfolio turnover	38% [4]	39%	39%	40%	43%
[1] The average shares outstanding method has been applied for per share information.
[2] The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and the redemption reimbursement fee.

[4] Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

85

Financial Highlights (continued)

	The Emerging Markets Portfolio II
	Year ended		Period from
	2012	2011	6/23/10[1] to 10/31/10
Net asset value, beginning of period	$8.550	$9.660	$8.500
Income (loss) from investment operations:
Net investment income[2]	0.070	0.089	0.019
Net realized and unrealized gain (loss)	(0.028)	(1.099)	1.141
Total from investment operations	0.042	(0.010)	1.160
Less dividends and distributions from:
Net investment income	(0.128)	(0.026)	—
Net realized gain	(0.294)	(0.074)	—
Total dividends and distributions	(0.422)	(0.100)	—
Net asset value, end of period	$8.170	$8.550	$9.660
Total return[3]	0.89%	(10.58% )	13.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,686	$15,339	$11,364
Ratio of expenses to average net assets	1.20%	1.25%	1.40%
Ratio of expenses to average net assets prior to
fees waived	1.41%	1.64%	2.17%
Ratio of net investment income to average net assets	0.87%	0.94%	0.59%
Ratio of net investment income (loss) to average net assets
prior to fees waived	0.66%	0.55%	(0.18%	)
Portfolio turnover	12%	23%	9%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

86

Financial Highlights (continued)

	The Core Focus Fixed Income Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.750	$9.440	$9.120	$8.150	$9.140
Income (loss) from investment operations:
Net investment income[1]	0.165	0.234	0.284	0.414	0.403
Net realized and unrealized gain (loss)	0.491	0.355	0.456	0.968	(0.753)
Total from investment operations	0.656	0.589	0.740	1.382	(0.350)
Less dividends and distributions from:
Net investment income	(0.316)	(0.279)	(0.420)	(0.412)	(0.640)
Total dividends and distributions	(0.316)	(0.279)	(0.420)	(0.412)	(0.640)
Net asset value, end of period	$10.090	$9.750	$9.440	$9.120	$8.150
Total return[2]	6.93%	6.49%	8.46%	17.41%	(4.13% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,332	$6,225	$19,208	$20,550	$30,111
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.42%
Ratio of expenses to average net assets prior to
fees waived	1.05%	0.96%	0.76%	0.71%	0.63%
Ratio of net investment income to average net assets	1.68%	2.53%	3.13%	4.94%	4.63%
Ratio of net investment income to average net assets
prior to fees waived	1.06%	2.00%	2.80%	4.66%	4.39%
Portfolio turnover	586%	535%	437%	299%	359%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

87

Financial Highlights (continued)

	The High-Yield Bond Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.830	$8.110	$7.350	$5.580	$8.060
Income (loss) from investment operations:
Net investment income[1]	0.592	0.613	0.691	0.656	0.590
Net realized and unrealized gain (loss)	0.511	(0.274)	0.731	1.634	(2.492)
Total from investment operations	1.103	0.339	1.422	2.290	(1.902)
Less dividends and distributions from:
Net investment income	(0.583)	(0.619)	(0.662)	(0.520)	(0.578)
Total dividends and distributions	(0.583)	(0.619)	(0.662)	(0.520)	(0.578)
Net asset value, end of period	$8.350	$7.830	$8.110	$7.350	$5.580
Total return[2]	15.31%	4.52%	20.85%	46.38%	(25.30% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,048	$57,840	$29,437	$23,617	$19,814
Ratio of expenses to average net assets	0.58%	0.59%	0.59%	0.59%	0.54%
Ratio of expenses to average net assets prior to
fees waived	0.58%	0.60%	0.74%	0.78%	0.77%
Ratio of net investment income to average net assets	7.53%	7.82%	9.29%	11.05%	8.25%
Ratio of net investment income to average net assets
prior to fees waived	7.53%	7.81%	9.14%	10.86%	8.02%
Portfolio turnover	68%	77%	144%	119%	132%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

88

Financial Highlights (continued)

	The Core Plus Fixed Income Portfolio
	Year ended
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.050	$10.130	$9.700	$8.290	$9.540
Income (loss) from investment operations:
Net investment income[1]	0.320	0.369	0.463	0.506	0.467
Net realized and unrealized gain (loss)	0.460	0.081	0.660	1.474	(0.991)
Total from investment operations	0.780	0.450	1.123	1.980	(0.524)
Less dividends and distributions from:
Net investment income	(0.290)	(0.530)	(0.693)	(0.570)	(0.726)
Total dividends and distributions	(0.290)	(0.530)	(0.693)	(0.570)	(0.726)
Net asset value, end of period	$10.540	$10.050	$10.130	$9.700	$8.290
Total return[2]	7.95%	4.08%	12.05%	25.55%	(5.91% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,313	$53,851	$50,305	$53,603	$111,496
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.42%
Ratio of expenses to average net assets prior to
fees waived	0.62%	0.64%	0.65%	0.61%	0.57%
Ratio of net investment income to average net assets	3.14%	3.77%	4.80%	5.95%	5.19%
Ratio of net investment income to average net assets
prior to fees waived	2.97%	3.58%	4.60%	5.79%	5.03%
Portfolio turnover	327%	273%	239%	218%	315%
[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

89

Delaware Pooled®
Trust

Additional information about the Portfolios’ investments is available in their annual and semiannual shareholder reports. In the Portfolios’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal period. You can find more information about the Portfolios and the Trust in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Portfolios, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, e-mail us at the e-mail address below, or go to delawareinvestments.com/institutional. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC website (sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Information about the Portfolios, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Contact information

E-mail

PooledTrust@delinvest.com

Shareholder inquiries

Call us at 800 231-8002

  For Portfolio information, literature, price, yield, and performance figures.

  For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Investment Company Act File Number: 811-06322

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